UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2004
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

       Washington                     000-15540                    91-1223535
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(State or other jurisdiction          (Commission                (IRS employer
     of incorporation)                File Number)           identification No.)

               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code

       Registrant's telephone number, including area code: (425) 514-0700
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit No.          Description
-----------          -----------

99       Press Release, dated January 20, 2004

ITEM 9            REGULATION FD DISCLOSURE

                  On January 20, 2004, the Corporation released earnings information for the year ended December 31, 2003. The press release includes information regarding interest income on a taxable equivalent basis, or TE. TE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the net interest margin for comparative purposes.

                  The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Dated:  January 20, 2004

                                               FRONTIER FINANCIAL CORPORATION

                                          By:         /s/ Michael J. Clementz
                                            ---------------------------------

                                                          Michael J. Clementz
                                                     Its: President & CEO